ARTICLES OF INCORPORATION OF CLEOPATRA EXOTICS, INC.	FILED 95MAY-5 PM 1:25 SECRETARY OF STATE TALLAHASSEE, FLORIDA

The undersigned does hereby subscribe to, Acknowledge and file the following Articles of Incorporation for the purpose of creating a corporation under the laws of the State of Florida.

ARTICLE ONE

The name of the corporation is: CLEOPATRA EXOTICS, INC. The principle address of the corporation is: 332 W. Boynton Beach Blvd., Suite 4, Boynton Beach, Florida 33435

ARTICLE TWO

This corporation shall commence its existence upon filing and shall exist perpetually thereafter unless sooner dissolved according to law.

ARTICLE THREE

The purpose for which the corporation is organized is the transaction of any or all lawful business for which corporations ray be incorporated under the Florida corporation Act.

ARTICLE FOUR

This corporation is authorized to issue Ten Million (10,000,000) Value Common Stock, which shall be designated as “Common Shares” with a par value of $.00l per share.

All of said stock shall be payable in cash, property (real or personal) or labor or services in lieu thereof at a just valuation to be fixed by the Board of Directors.

ARTICLE FIVE

Except as otherwise provided by law, the entire voting power for the election of directors and for all other purposes shall be vented exclusively in the holders of the outstanding Common Shares,

ARTICLE SIX

Every shareholder, upon the sale for cash of any now stock of this corporation of the same kind, class or series as that which he already holds, shall have the right to purchase his pro rata share thereof (as nearly as may be done without issuance of fractional shares) at the prices at which it is offered to others.

ARTICLE SEVEN

The street address and mailing address of the initial principal registered office is: 332 W. Boynton Beach Blvd., Suite 4, Boynton Beach, Florida 33435 and the name of its initial registered agent of this corporation is: Linda Brown.

I hereby am familiar with and accept the duties and responsibilities as registered agent for said corporation.

/s/Linda Brown

Linda Brown

ARTICLE EIGHT

This corporation shall have at least one director initially with the exact number of directors to be specified by the shareholders from time to time unless the shareholders shall by a majority vote, determine that the corporation be managed by the shareholders. The names and addresses of the initial directors of this corporation is:

Name	Mailing Address

Mark Anthony	225 Park Avenue, Suite 211
New York, N.Y. 10169

Dominick Pope	225 Park Avenue, Suite 211
New York, N.Y. 10169

ARTICLE NINE

The Board of Directors is empowered to make, alter or repeal the Bylaws of the corporation without restriction of their powers conferred by statue

ARTICLE TEN

The name and address of the Incorporator for this corporation is:

Linda Brown

332 W. Boynton Beach Blvd

Suite 4

Boynton Beach, Florida 33435

/s/Linda Brown

Incorporator: Linda Brown

ARTICLE ELEVEN

No contract or other transaction between this corporation and any other corporation, and no act of this corporation shall in any way be affected or invalidated by the fact that any of the directors of this corporation are pecuniarily or otherwise interested in, or are directors, or officers of, such other corporation. Any director individually, or any firm of which any director nay be a member, may be a party to, or nay be pecuniarily or otherwise interested in, any contract or transaction of this corporation, provided that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors or a majority thereof, and any director of this corporation who is also a director or an officer of such corporation, or who it is so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors of this corporation which shall authorize any such contract or transaction with like force and effect as if he wore not such director or officer of such other corporation, or not so interested.

ARTICLE TWELVE

The private property of the stockholders shall not be subject to the payment of the corporate debts to any extent whatsoever. The corporation shall have a first lien not the shares of its stockholders and upon the dividends due them for any indebtedness of such stockholders to the corporation

IN WITNESS WHEREOF, the undersigned subscriber has executed these Articles of Incorporation this 24th day of April, 1996.

/s/Linda Brown

Linda Brown

CERTIFICATE DESIGNATING PLACE OF BUSINESSOR DOMICILE FOR

THE SERVICE OF PROCESS WITHIN THIS STATE, NAMING AGENT UPON WHOM

PROCESS MAY BE SERVED

In pursuance of Chapter 48.091 of the Florida Statutes, the following is submitted, in compliance with said act:

FIRST: that CLEOPATRA EXOTICS, INC., desiring to organize under the laws of the State of Florida, with its principal office, as indicated in the Articles of Incorporation, at City of Boynton Beach, County of Palm Beach, State of Florida, has named Linda Brown located at: 332 W. Boynton Beach Blvd. Suite 4, Boynton Beach, Florida 33435, City of Boynton Beach, County of Palm Beach, State Florida, as its agent to accept service of process with the state.

ACKNOWLEDGMENT: MUST BE SIGNED BY DESIGNATED AGENT

Having been named to accept service of process for the above corporation, at place designated in this certificate, I hereby accept to act in this capacity, and agree to comply with the provision of said Act relative to keeping open said office.

By: /s/Linda Brown

Linda Brown

Registered Agent

TAX AUDIT NUMBER: H97000011515	FILED 97 JUL 15 PM 4:29 SECRETARY OF STATE TALLAHASSEE, FLORIDA

ARTICLES OF AMENDMENT

TO ARTICLES OF INCORPORATION

OF

CLEOPATRA EXQTICS, INC.

1.  Article ONE of the Articles of Incorporation of CLEOPATRA EXOTICS, INC., is amended to read as follows:

ARTICLE ONE

The name of the Corporations is STUDIO II PRODUCTIONS, INC.

2.  The forgoing Amendment was adopted by a vote of a sufficient number of the Directors and Shareholders of this Corporations as necessary for approval, on the 5th of June, 1997.

IN WITNESS WHEREOF, the undersigned President and Secretary of the Corporation, have executed these Articles of Amendment on the 5th day of June, 1997.

Attest:

/s/Mark Anthony, Asst. Sec.	/s/Dominick Pope, President
Mark Anthony, Assistant Secretary	Dominick Pope, President

This Instrument Prepared By:

Stephen F. Goldenberg, Esquire

One Financial Plaza, Suite 2626

Fort Lauderdale, FL 33394

(554) 523—2626

F.B.N. 151293

TAX AUDIT NUMBER:H97000011515

TAX AUDIT NUMBER: H97000011515

STATE OF NEW YORK } SS:

COUNTY OF NEW YORK

ON June 5th, 1997, BEFORE ME, a Notary Public, in and for the State of New York, personally appeared, Dominick Pope and Mark Anthony, to me personally known and known to me to be the President and Assistant Secretary, respectively of CLEOPATRA EXOTICS, INC. who signed the foregoing Articles of Amendment, and acknowledge the execution thereof to be their free act and deed for the uses and purpose therein mentioned.

/s/Steven L. Siskind

Signature of Notary Public

Steven L. Siskind

Typed/Printed Name of Notary

This Instrument Prepared By:

Stephen F. Goldenberg, Esquire

One Financial Plaza, Suite 2626

Fort Lauderdale, FL 33394

(554) 523—2626

F.B.N. 151293

TAX AUDIT NUMBER:H97000011515

TAX AUDIT NUMBER: H97000011515	FILED 97 OCT 24 AM 10:52 SECRETARY OF STATE TALLAHASSEE, FLORIDA

ARTICLES OF AMENDMENT

TO ARTICLES OF INCORPORATION

OF

STUDIO II PRODUCTIONS, INC.

1.

Article SIX of the Articles of Incorporation of STUDIO II PRODUCTIONS, INC., is hereby deleted in its entirety.

2.

The forgoing Amendment was adopted by a vote of a sufficient number of the Directors and Shareholders of this Corporations necessary for approval, on the 1st of Au9ust, 1997.

IN WITNESS WHEREOF, the undersigned President and Secretary of the Corporation, have executed these Articles of Amendment on the 1st day of August, 1997.

Attest:

/s/Mark Anthony, Asst. Sec.	/s/Dominick Pope, President
Mark Anthony, Assistant Secretary	Dominick Pope, President

This Instrument Prepared By:

Stephen F. Goldenberg, Esquire

One Financial Plaza, Suite 2626

Fort Lauderdale, FL 33394

(554) 523—2626

F.B.N. 151293

TAX AUDIT NUMBER:H97000011515

STATE OF NEW YORK } SS:

COUNTY OF NEW YORK

On October 17, 1997, BEFORE ME, a Notary Public, in and for the State of New York, personally appeared, Dominick Pope and Mark Anthony, to me personally known and known to me to be the President and Assistant Secretary, respectively of STUDIO II PRODUCTIONS, INC. who signed the foregoing Articles of Amendment, and acknowledge the execution thereof to be their free act and deed for the uses and purpose therein mentioned.

/s/Steven L. Siskind

Signature of Notary Public

Steven L. Siskind

Typed/Printed Name of Notary

Articles of Amendment to Articles of Incorporation of	FILED 09 MAY 18 AM 11:26 SECRETARY OF STATE TALLAHASSEE, FLORIDA

Studio II Productions, Inc.

Name of Corporation as currently filed with the Florida Dept. of State)

P96000040767

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation;

A. If amending name, enter the new name of the corporation:

The new name must be distinguishable and contain the  word “corporation, “ “company,” or “Incorporated” or the abbreviation “Corp,.,”  In.,: or “Co.” . A professional corporation name must contain the word “chartered,” “professional association,” or the abbreviation “P.A.”

B. Enter new principle office address, if applicable:
(Principle office address MUST BE A STREET ADDRESS)

C. Enter new mailing address, if applicable
(Mailing address MAY BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered agent office.

Name of New Registered Agent

New Registered Office Address
(Florida street address)
___________________, Florida, ______
City Zip Code

New Registered Agent’s Signature, if changing Registered Agent
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added
(Attach additional sheets if necessary)

Title	Name	Address	Type of Action
_________	______________________	____________________	☐ Add
		____________________	☐ Remove
____________________

_________	______________________	____________________	☐ Add
		____________________	☐ Remove
____________________

_________	______________________	____________________	☐ Add
		____________________	☐ Remove
____________________

E. If amending or adding additional Articles, enter change(s) here:
(Attach additional sheets if necessary) (Be specific)
Article 4 shall read: “This corporation is authorized to issue One Hundred Million (100,000,000) Value
Common Stock, which shall be designated as “Common Shares” with a par value of $0.001 per share.
All of said stock shall be payable in cash, property (real or personal), or labor or services in lieu thereof at a just valuation to be fixed by the Board of Directors.”

F. If an amendment provides for an exchange , reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself.
(If not applicable , indicate N/A)

N/A

The date of each amendment(s) adoption:	3-17-2009
Effective date (if applicable):
(no more than 90 days after the amendment filing date)

Adoption of Amendment(s)	(CHECK ONE)

■ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups.  The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

“The number of votes cast for the amendment(s) was/were sufficient for approval by _____________________________” (voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated 4-16-09

Signature: /s/ Cheung Ming

(By a director, president,  or other officer – if directors or officers have not been selected, by an incorporator  - if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Cheung Ming
(Typed or printed name of person signing)

Principle Executive Officer
(Title of person signing)

Articles of Amendment to Articles of Incorporation of	FILED 09 SEP 11 PM 12:17 SECRETARY OF STATE TALLAHASSEE, FLORIDA

Studio II Productions, Inc.

Name of Corporation as currently filed with the Florida Dept. of State)

P96000040767

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation;

A. If amending name, enter the new name of the corporation:
Studio Il Brand, Inc.

The new name must be distinguishable and contain the  word “corporation, “ “company,” or “Incorporated” or the abbreviation “Corp,.,”  In.,: or “Co.” . A professional corporation name must contain the word “chartered,” “professional association,” or the abbreviation “P.A.”

B. Enter new principle office address, if applicable:
(Principle office address MUST BE A STREET ADDRESS)

C. Enter new mailing address, if applicable
(Mailing address MAY BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered agent office.

Name of New Registered Agent

New Registered Office Address
(Florida street address)
___________________, Florida, ______
City Zip Code

New Registered Agent’s Signature, if changing Registered Agent
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added
(Attach additional sheets if necessary)

Title	Name	Address	Type of Action
_________	______________________	____________________	☐ Add
		____________________	☐ Remove
____________________

_________	______________________	____________________	☐ Add
		____________________	☐ Remove
____________________

_________	______________________	____________________	☐ Add
		____________________	☐ Remove
____________________

E. If amending or adding additional Articles, enter change(s) here:
(Attach additional sheets if necessary) (Be specific)

F. If an amendment provides for an exchange , reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself.
(If not applicable , indicate N/A)

N/A

The date of each amendment(s) adoption:	8/4/09
Effective date (if applicable):	9/10/09
(no more than 90 days after the amendment filing date)

Adoption of Amendment(s)	(CHECK ONE)

■ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups.  The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

“The number of votes cast for the amendment(s) was/were sufficient for approval by _____________________________” (voting group)

☐ The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐ The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated 9/10/09

Signature: /s/ Cheung Ming

(By a director, president,  or other officer – if directors or officers have not been selected, by an incorporator  - if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Cheung Ming
(Typed or printed name of person signing)

President
(Title of person signing)

ARTICLES OF CORRECTION For	FILED 2009 OCT -5 PM 2:00 SECRETARY OF STATE TALLAHASSEE, FLORIDA

Studio II Brand, Inc.

Name of Corporation as currently filed with the Florida Dept. of State)

P96000040767

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.0124 or 617.0124, Florida Statutes, this corporation files these Articles of Correction within 30 days of the file date of the document being corrected.

These articles of correction correct Article 1 of Articles of Amendment to Articles of Inc.

(Document Type Being Corrected)

Filed with the Department of State on September 11, 2009.

Specify the inaccuracy, incorrect statement, or defect:

The name of the company was misspelled

Correct the inaccuracy, incorrect statement or defect:

The name of the company should be “Studio II Brands, Inc.”

/s/Cheung Ming

(Signature of a director, president or other officer- if directors or officers have not been selected, by an incorporator - if in the hands of the receiver, trustee, or other court appointed fiduciary, by that fiduciary.)

Cheung Ming	President
(Typed or printed name of person signing)	(Title of person signing)

Filing Fee: $35.00